Exhibit 99.1

NEC to Acquire CSG, Strengthening Its Position as a Global Leader in Digital Transformation

TOKYO, Japan and DENVER, Colorado – October 29, 2025 – NEC Corporation (TSE: 6701) (“NEC”) and CSG Systems International, Inc. (NASDAQ: CSGS) (“CSG”) today announced they have entered into a definitive agreement under which NEC will acquire CSG for US$80.70 per share in cash, for a total enterprise value of approximately US$2.9 billion, or JPY438.5 billion, including debt. The transaction price represents a 17.38% premium over CSG’s closing price of US$68.75 on October 28, 2025, and a 23.07% premium to the volume-weighted average price (VWAP) of CSG common stock for the 30 days ending October 28, 2025.

The transaction strengthens NEC’s position as a leader in next-generation digital solutions and accelerates AI and cloud-driven innovation for customers across industries. It will bring together complementary software and services across digital transformation, expanding NEC’s software-as-a-service (SaaS) portfolio, customer footprint, and global reach.

Adding CSG’s proven SaaS product portfolio and strong global customer base to NEC and its subsidiary, Netcracker, delivers meaningful value to customers through a diversified and expanded product portfolio. The transaction will enable NEC to deliver a more competitive offering in next-generation environments, such as global communication service providers, and to leading brands in high-growth sectors such as media, financial services, healthcare, retail and logistics. The transaction builds on the capabilities of NEC’s subsidiary, Netcracker, which provides a complementary global footprint and deep expertise in BSS (Business Support Systems) and OSS (Operational Support Systems), aligning naturally with CSG’s strengths.

The agreement has been unanimously approved by both companies’ Boards. The transaction is expected to close within the 2026 calendar year, subject to the satisfaction of customary closing conditions, including approval by CSG shareholders and receipt of required regulatory approvals.

Advisors

Goldman Sachs is serving as financial advisor, Freshfields is serving as legal advisor, and FGS Global is serving as strategic communications advisor to NEC. Jefferies is serving as financial advisor, Simpson Thacher & Bartlett LLP is serving as legal advisor, and Joele Frank, Wilkinson Brimmer Katcher is serving as strategic communications advisor to CSG.

About NEC

The NEC Group leverages technology to create social value and promote a more sustainable world where everyone has the chance to reach their full potential.

NEC Corporation was established in 1899. Today, the NEC Group’s approximately 110,000 employees utilize world-leading AI, security, and communications technologies to solve the most pressing needs of customers and society.

About CSG

CSG empowers companies to build unforgettable experiences, making it easier for people and businesses to connect with, use and pay for the services they value most. Our customer experience, billing and payments solution help companies of any size make money and make a difference. With our SaaS solutions, company leaders can take control of their future and tap into guidance along the way from our fiercely committed and forward-thinking CSGers around the world.

FORWARD-LOOKING STATEMENTS

The foregoing contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. Forward-looking statements include, but are not limited to, statements concerning the Company’s expectations, plans, intentions, strategies or prospects with respect to the proposed transaction. These statements are often identified by the use of words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “hope,” “hopeful,” “likely,” “may,” “optimistic,” “possible,” “potential,” “preliminary,” “project,” “should,” “will,” “would” or the negative or plural of these words or similar expressions or variations. Forward-looking statements are made based upon management’s current expectations and beliefs and are not guarantees of future performance. Such forward-looking statements are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by the forward-looking statements. These factors include, among others: (i) the ability of the parties to complete the proposed transaction on the anticipated terms and timing, or at all; (ii) the satisfaction or waiver of other conditions to the completion of the proposed transaction, including obtaining required shareholder and regulatory approvals; (iii) the risk that the Company’s stock price may fluctuate during the pendency of the proposed transaction and may decline if the proposed transaction is not completed; (iv) potential litigation relating to the proposed transaction that could be instituted against the Company or its directors, managers or officers, including the delay, expense or other effects of any outcomes related thereto; (v) the risk that disruptions from the proposed transaction will harm the Company’s business, including current plans and operations, including during the pendency of the proposed transaction; (vi) the ability of the Company to retain, motivate and hire key personnel; (vii) the diversion of management’s time and attention from ordinary course business operations to completion of the proposed transaction and integration matters; (viii) potential adverse reactions or changes to business relationships resulting from the announcement, pendency or completion of the proposed transaction; (ix) legislative, regulatory and economic developments; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect the Company’s financial performance; (xi) certain restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (xii) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities or global pandemics, as well as management’s response to any of the aforementioned factors; (xiii) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiv) unexpected costs, liabilities or delays associated with the transaction; (xv) the response of competitors to the transaction; (xvi) the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed transaction, including in circumstances requiring the Company to pay a termination fee; (xvii) the ability to realize the anticipated benefits of the proposed transaction, including the expected synergies and cost saving; (xviii) the possibility that competing or superior acquisition proposals for the Company will be made; and (xix) other risks set forth under the heading “Risk Factors,” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and in the Company’s subsequent filings with the Securities and Exchange Commission. You should not rely upon forward-looking statements as predictions of future events. Actual results and outcomes could differ materially from the results described in or implied by such forward-looking statements. Forward-looking statements speak only as of the date hereof, and, except as required by law, the Company undertakes no obligation to update or revise these forward-looking statements.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication relates to a proposed acquisition of CSG Systems International, Inc. by NEC Corporation. In connection with this proposed acquisition, CSG Systems International, Inc. plans to file one or more proxy statements or other documents with the SEC. This communication is not a substitute for any proxy statement or other document that CSG Systems International, Inc. may file with the SEC in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF CSG SYSTEMS INTERNATIONAL, INC. ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Any definitive proxy statement(s) (if and when available) will be mailed to stockholders of CSG Systems International, Inc. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by CSG Systems International, Inc. through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by CSG Systems International, Inc. will be available free of charge on CSG Systems International, Inc.’s internet website at https://ir.csgi.com/investor-home/default.aspx or upon written request to: CSG Systems International, Inc., Investor Relations, 169 Inverness Dr W, Suite 300, Englewood, CO 80112, or by email at john.rea@csgi.com.

Participants in Solicitation

CSG Systems International, Inc., its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of CSG Systems International, Inc. is set forth in its proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on April 1, 2025. To the extent that holdings of CSG Systems International, Inc.’s securities by its directors or executive officers have changed since the amounts set forth in CSG Systems International, Inc.’s proxy statement for its 2025 annual meeting of stockholders, such changes have been or will be reflected on Initial Statements of beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC.

Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement relating to the proposed transaction and other relevant materials to be filed with the SEC when they become available. These documents can be obtained free of charge from the sources indicated above.

CSG Systems International, Inc.

Investor Relations

129 Inverness Dr W, Suite 300, Englewood, CO 80112

john.rea@csgi.com

https://ir.csgi.com/investor-home/default.aspx

CONTACTS

For NEC

Media

Joseph Jasper

j-jasper@nec.com

Danya Al-Qattan/Ben Spicehandler

FGS Global

(212) 687-8080

Investors

IR office

Email: ir@info.jp.nec.com

For CSG

Media

Kristine Ostegaard

Kristine.ostegaard@csgi.com

+44 (0)79 2047 7204

Tim Lynch/Mahmoud Siddig

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449

Investors

John Rea

John.rea@csgi.com

(303) 200-3161

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